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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 17, 2000



                                OGDEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in the charter)



Delaware                        1-3122                      13-5549268
----------------------------    -----------------------     ------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                          Identification No.)


Two Pennsylvania Plaza           New York, New York             10121
----------------------           ------------------            --------
(Address of Principal                                          Zip Code
 Executive Offices)


Registrant's telephone number, including area code: (212) 868-6000




                                      NONE
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         On May 17, 2000 Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A, reporting results for the First Quarter 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of business acquired: Not Applicable

         (b) Pro forma financial information: Not Applicable

         (c) Exhibit:

             A) Press Release of Ogden Corporation, dated May 17, 2000, reporting results for the quarter ended March 31, 2000, attached as Exhibit A.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          OGDEN CORPORATION

Dated: May 19, 2000                       By: /S/ WILLIAM J. METZGER
                                             ------------------------
                                             William J. Metzger
                                             Vice President and Chief
                                                Accounting Officer